EXHIBIT 99.1


                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of the 21st day of December, 2001, by and among TAG-IT PACIFIC, INC., a Delaware corporation ("Buyer"), and GRUPO INDUSTRIAL CIERRES IDEAL, S.A. DE C.V., a Mexican corporation ("GRUPO"), TALON, INC., a Delaware corporation ("TALON"), and INDUSTRIAS UNIDAS, S.A. DE C.V. ("IUSA") (Grupo and Talon may be collectively referred to herein as the "SELLERS" and each as a "SELLER").

                                    RECITALS

     A. The Sellers, which are direct or indirect subsidiaries of IUSA, collectively own all right, title and interest in and to certain assets used in the operation of the Sellers' Talon zipper business, as more fully described herein.

     B. On the terms and subject to the conditions set forth in this Agreement, the Sellers desire to sell such assets to Buyer, and Buyer desires to purchase such assets from the Sellers.

                                    AGREEMENT

     NOW, THEREFORE, with reference to the foregoing facts, the parties agree as follows:

     1. PURCHASE AND SALE OF ASSETS; NO ASSUMED LIABILITIES.

     1.1 ASSETS. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined herein) the Sellers shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from the Sellers, all of Sellers' right, title and interest in and to the following assets, and none other (collectively, the "ASSETS"):

     1.1.1 all rights in and to the trademarks, service marks, trade names, Internet domain names, service names, assumed names and other marks listed on
SCHEDULE 1.1.1 attached hereto and all applications and registrations with respect to any of the foregoing and all associated goodwill symbolized thereby or connected therewith (the "MARKS"), including all rights under any agreements with respect to the foregoing including without limitation those agreements listed on SCHEDULE 1.3;

     1.1.2 all machinery and equipment, including all drawings, schematics and blueprints related thereto, owned by Talon and located (i) on the premises of past and present customers of Buyer or Talon or (ii) on the premises of the Sellers or any of their respective affiliates or subsidiaries to the extent such equipment is similar to the equipment located on the premises of customers; PROVIDED, HOWEVER, that any "quick service" or "assembly" equipment located on the premises of the Sellers or any of their respective affiliates or subsidiaries shall not be included in the machinery and equipment being transferred to Buyer hereunder (the "EQUIPMENT") including all rights under any agreements with respect to the foregoing;


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     1.1.3 all rights in and to all patent applications and issued patents owned by Talon, including but not limited to those listed on SCHEDULE 1.1.3 (the "PATENTS") and all drawings, schematics and blueprints related thereto and all rights under any agreements with respect to the foregoing;

     1.1.4 all inventories of Talon zippers and Talon zipper components owned by the Sellers except for inventories listed on SCHEDULE 1.1.4 (the "INVENTORY"), including, without limitation, Inventory placed on consignment by the Sellers with Buyer or otherwise in possession of Buyer; and

     1.1.5 all rights of the Sellers obtained from any third party to manufacture, distribute and/or sell zippers and zipper components, including all rights under any agreements with respect to the foregoing.

     1.2 DELIVERY OF POSSESSION OF ASSETS. At the Closing, the Sellers shall at their expense deliver possession of the Equipment and Inventory being transferred by the Sellers to Buyer at locations designated by Buyer to the Sellers prior to the Closing. If at any time after the Closing Date any Seller comes into possession of any Assets, such Seller shall promptly notify Buyer and promptly deliver possession of the Assets to Buyer at locations designated by Buyer. Notwithstanding the foregoing, if any Equipment or Inventory is in the possession or control of any third party, in lieu of delivering possession of such Equipment or Inventory to Buyer at locations designated by Buyer, the Sellers shall, within five (5) days following the Closing, provide written notice to such third party of the sale and assignment of such Equipment and Inventory to Buyer hereunder and authorize and direct such third party to thereafter transact with Buyer as the owner of such Equipment and Inventory. The Sellers hereby authorize Buyer from and after the Closing to deliver to these third parties on behalf of the Sellers the notice set forth as EXHIBIT A attached hereto.

     1.3 NO ASSUMED LIABILITIES. Except for the executory obligations of each Seller to be performed on or after the Closing Date under those agreements listed on SCHEDULE 1.3, excluding any obligations or liabilities arising from any breach or default thereunder or noncompliance therewith by any Seller on or before the Closing Date, the Sellers acknowledge and agree that Buyer shall not and does not assume any liabilities, obligations or commitments of any Seller of any kind, known or unknown, contingent or otherwise, of whatsoever kind or nature, relating to the Assets or otherwise, and the same shall remain the sole responsibility of such Seller. From and after the Closing, any liabilities, obligations or commitments of any party arising from the operation of such party's business or otherwise after the Closing shall be the sole responsibility of such party, subject to any claims a party may have against another party for breach of representations, warranties or covenants hereunder.

     2. CONSIDERATION FOR PURCHASE OF ASSETS, CANCELLATION OF PREFERRED STOCK AND OTHER OBLIGATIONS; ESCROW.

     2.1 PURCHASE PRICE. In consideration for the transfer, sale and delivery to Buyer of the Assets, cancellation of the Preferred Shares and any and all of the Sellers' other obligations herein, Buyer will deliver and issue to Talon or, in the case of the Escrow Shares, to the Escrow Agent, the following (collectively, the "PURCHASE PRICE"): (a) a promissory note of


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Buyer in the principal amount of $4,900,000, which promissory note shall be in the form of EXHIBIT B attached hereto (the "NOTE"); (b) $100,000 in cash (the "ESCROW CASH"), which amount will be delivered into escrow as contemplated by
SECTION 2.2; and (c) five hundred thousand (500,000) shares (the "SHARES") of the Common Stock, par value $0.001 per share, of Buyer, of which fifty thousand (50,000) shares (the "ESCROW SHARES" and, together with the Escrow Cash, the "ESCROW CONSIDERATION") will be delivered into escrow as contemplated by SECTION 2.2.

     2.2 ESCROW. On the Closing Date, Buyer shall deliver the Escrow Consideration into the escrow established pursuant to this SECTION 2.2. On or prior to the Closing Date, Buyer and Talon will enter into an escrow agreement with an escrow agent (the "ESCROW AGENT") in substantially the form attached hereto as EXHIBIT G, with such changes thereto as may be reasonably requested by the Escrow Agent (the "ESCROW AGREEMENT"). The Escrow Agent shall be Wells Fargo Bank, National Association, or such other nationally recognized financial institution mutually acceptable to Buyer and Talon. The Escrow Agreement shall provide for, among other things, (a) the payment from escrow of all or any portion of the Escrow Consideration deposited into escrow to Buyer pursuant to any rights of offset of Buyer as provided in this Agreement, and (b) the payment from escrow to Talon on the first anniversary of the Closing of the remaining amount of the Escrow Consideration, subject to any holdback for pending claims. Each of Buyer and Talon shall pay one-half of the costs and fees of the escrow.

     3. CLOSING MATTERS.

     3.1 CLOSING DATE. The closing of the purchase and sale of the Assets and the other transaction contemplated by this Agreement (the "CLOSING") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, LLP, 2029 Century Park East, twenty-fourth floor, Los Angeles, California 90067, commencing at 10:00 a.m., local time, as soon as practicable but in any event within three (3) business days following the time all of the conditions to Closing set forth in
SECTION 8 of this Agreement are satisfied or waived by the party entitled to waive the same (other than the conditions with respect to actions the respective parties will take at the Closing itself) or at such other place and date as Buyer and Grupo may mutually determine (the "CLOSING DATE").

     3.2 THE SELLERS' OBLIGATIONS AT CLOSING. At the Closing, the Sellers shall deliver, or cause to be delivered, to Buyer the following:

     3.2.1 such bills of sale, endorsements, assignments, and other good and sufficient instruments of conveyance, transfer and assignment as shall be necessary to vest in Buyer, or any nominee of Buyer, good title in and to the Assets, free and clear of any and all Liens (as defined below), including, without limitation, (a) a duly executed Bill of Sale in substantially the form of EXHIBIT C to this Agreement (the "BILL OF SALE"), (b) duly executed trademark assignments in form acceptable to the Buyer (collectively, the "TRADEMARK ASSIGNMENTS"), and (c) duly executed patent assignments in a form acceptable to Buyer (the "PATENT ASSIGNMENT"); and

     3.2.2 (a) a duly executed Subordination Agreement in substantially the form of EXHIBIT D to this Agreement (the "SUBORDINATION AGREEMENT"), (b) a stock certificate



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or certificates representing the Preferred Shares being cancelled by Buyer at the Closing, accompanied by duly executed instruments of transfer or assignment in blank, sufficient to transfer to Buyer all of Grupo's right, title and interest in and to the Shares, as contemplated by SECTION 6.4 of this Agreement;
(c) a duly executed Stockholders Agreement among Buyer and the Sellers in substantially the form of EXHIBIT E to this Agreement (the "STOCKHOLDERS AGREEMENT"); (d) a duly executed (on behalf of all parties other than Buyer) Mutual Release between Buyer, Etic Art S.A. de C.V. and Cierres Ideal de Mexico, S.A. de C.V. in substantially the form of EXHIBIT F to this Agreement (the "AFFILIATE RELEASE"), (e) a duly executed Escrow Agreement; and (f) such other documents and instruments as Buyer may reasonably request to evidence the satisfaction of all conditions precedent set forth in SECTION 8.1 of this Agreement.

     3.3 BUYER'S OBLIGATIONS AT CLOSING. At the Closing, Buyer shall deliver, or cause to be delivered, (i) to Talon: (a) a duly executed Note; (b) a stock certificate in the name of Talon representing 450,000 of the Shares; (c) a duly executed Subordination Agreement; (d) a duly executed Stockholders Agreement;
(e) a duly executed Affiliate Release; (f) a duly executed (on behalf of all parties other than Talon) Escrow Agreement, and (g) such documents and instruments as Grupo may reasonably request to evidence the satisfaction of all conditions precedent set forth in SECTION 8.2 of this Agreement; and (ii) to the Escrow Agent, the Escrow Consideration.

     4. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The Sellers, jointly and severally, and IUSA with respect to SECTIONS 4.2 and 4.7 only, represent and warrant to Buyer as follows:

     4.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation, formation or organization and has the corporate power and corporate authority to own, lease and operate its assets, properties and business and to carry on its business as now conducted. Each Seller is qualified to transact business and is in good standing in each jurisdiction in which the nature of its business or location of its properties requires such qualification, except in those jurisdictions where the failure to be so qualified will not have a material adverse effect on its business or result in a material delay of the transactions contemplated by this Agreement.

     4.2 AUTHORIZATION OF TRANSACTION. Each Seller and IUSA has the corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, the performance by each Seller and IUSA of this Agreement and the consummation by each Seller and IUSA of the transactions contemplated hereby have been duly and validly authorized by the necessary action on the part of each Seller and IUSA. This Agreement has been duly and validly executed and delivered by each Seller and IUSA and, assuming the due authorization, execution and delivery by Buyer, constitutes a valid and binding obligation of each Seller and IUSA, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and remedies generally.

     4.3 NON-CONTRAVENTION. Neither the execution and delivery of this Agreement by the Sellers, nor the consummation by the Sellers of the transactions contemplated hereby, will: (a) conflict with or violate any provision of the Certificate of Incorporation, Bylaws and/or


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other charter documents of either Seller; (b) require on the part of either
Seller any filing with, or any permit, authorization, consent or approval of, any foreign, United States federal or state court, arbitral tribunal, administrative agency or commission or other foreign, United States federal or state governmental or regulatory authority or agency (a "GOVERNMENTAL ENTITY");
(c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness or other arrangement to which either Seller is a party or by which either Seller is bound or to which any of the Assets are subject; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to either Seller or any of the Assets.

     4.4 ASSETS. The Sellers have good and marketable title to all of the Assets being transferred hereunder, free and clear of all Liens. For purposes of this Agreement, "LIEN" shall mean any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, license, grants of rights under contract or otherwise, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, claim, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention arrangement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing). To the best knowledge of the Sellers, no Seller has any liability relating to or affecting any of the Assets, whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due.

     4.5 INTELLECTUAL PROPERTY.

     4.5.1 The Marks listed on SCHEDULE 1.1.1 set forth a true, complete and accurate list of (i) all common law trademarks, service marks, trade names, service names, assumed names and other marks incorporating or including the mark "Talon" that are owned by the Sellers or used by the Sellers in the operation of the Talon zipper business, and (ii) all applications to register trademarks, trade names or service marks filed by or on behalf of the Sellers that incorporate or include the mark "Talon" or any other Mark used by the Sellers in the operation of the Talon zipper business and all registrations issuing therefrom. SCHEDULE 1.1.1 also sets for a true, complete and accurate list of all countries, states or jurisdictions in which the Sellers claim ownership rights in each Mark, the filing dates and application numbers of any and all trademark applications, issue dates and registration numbers of all trademark registrations and the registered owner.

     4.5.2 All such Marks that have been registered with any foreign Governmental Entity, the United States Patent and Trademark Office or with a corresponding state office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No such Mark has been or is now involved in any opposition, invalidation, or cancellation and no such action is threatened with the respect to any


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such Mark. No Mark has been assigned, pledged or otherwise transferred by any
Seller prior to the date hereof.

     4.5.3 The Sellers own all right, title and interest in and to the Marks listed on SCHEDULE 1.1.1 including the goodwill attached thereto and have the unrestricted right to transfer the Marks to Buyer as contemplated herein. The Sellers have taken reasonable measures to protect the value and proprietary nature of the Marks. Additionally, the Sellers have not committed any act or omission that would jeopardize their ownership right in, or the validity, of the Marks. By reason of this assignment and Buyer's subsequent use of the Marks, Buyer shall not be liable to any third party for any royalties, honoraria, damages or fees resulting therefrom.

     4.5.4 Except for those rights granted in any agreements listed in SCHEDULE 1.3, no Seller has granted to any third party (excluding Buyer) any rights with respect to any of the Marks. With respect to each Mark, (i) a Seller possesses all right, title, and interest in and to the Mark, free and clear of any Liens;
(ii) the Mark is not subject to any outstanding order, writ, injunction or decree; (iii) no action, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, inquiry, investigation or similar event, occurrence or proceeding is pending or threatened (and there is no basis therefor) which challenges the enforceability, use, or ownership of the Mark; and (iv) no Seller has ever agreed to indemnify any person for or against any interference, infringement, misappropriation, or other conflict with respect to the Mark.

     4.5.5 No Seller has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any other person's Intellectual Property Rights in connection with the operation of the Talon zipper business, and no Seller has ever received any notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Seller must license or refrain from using any other person's marks). No third person has any Intellectual Property Rights that interferes or would be likely to interfere with the Buyer's use of any of the Marks immediately after the Closing. To each Seller's knowledge, after the Closing Buyer will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property Rights of any other person as a result of the continued operation of the Talon zipper business as currently conducted by the Sellers. For purposes of this Agreement, "INTELLECTUAL PROPERTY RIGHTS" means copyrights, patents, trademarks, service marks, trade secrets, know-how, right of publicity, authors' rights, and the associated goodwill; and all other intellectual property rights as may exist now and/or hereafter come into existence and all renewals and extensions thereof, regardless of whether such rights arise under the laws of the United States, or any other state, country or jurisdiction.

     4.6 LITIGATION. There is no (a) unsatisfied judgment, order, decree, stipulation or injunction, or (b) claim, complaint, action, suit, proceeding, hearing or investigation of or in any Governmental Entity or before any arbitrator affecting the Assets or the Sellers' ability to consummate the transactions contemplated by this Agreement and, to the best knowledge of the Sellers, no such action is threatened.

     4.7 SOLVENCY. After taking into account the effect of the transactions contemplated by this Agreement, (a) the present fair saleable value of the assets and property of each Seller if sold with reasonable promptness under existing (not theoretical) market conditions,


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exceeds the total amount of the indebtedness of the Seller, (b) each Seller is able to realize upon its assets and pay its indebtedness as such indebtedness matures in the normal course of business, (c) the Purchase Price for the Assets equals or exceeds the fair value of the Assets as of the Closing, and (d) in consummating the transactions contemplated by this Agreement, the Sellers do not intend to delay, hinder or defraud either present or future creditors or other persons to which either of them is or will become, on or after the date hereof, indebted.

     4.8 INVESTMENT INTENT. The Sellers understand and acknowledge, and represents and warrants to Buyer, that (a) such party must bear the economic risk of its investment in the Shares; (b) the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and applicable state laws or unless an exemption from such registration is available; (c) such party is purchasing the Shares for investment purposes only for such party's own account and not with any view toward a distribution thereof; (d) such party does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares to such person or anyone else, and such party does not have any present plans to enter into any such contract, undertaking, agreement or arrangement; (e) such party is an "accredited investor" as that term is defined in Rule 501(a) of the General Rules and regulations under the Securities Act; (f) the purchase and sale of the Shares and all offers with respect thereto will take place and have taken place in Los Angeles County, California; and (g) the certificate(s) representing the Shares shall bear legends in substantially the following form:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER, AND THE SECURITIES LAWS OF ANY SUCH STATE."

        "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER LIMITATIONS AND RESTRICTIONS SET FORTH IN A STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY."

     4.9 PREFERRED SHARES. Grupo holds of record and owns beneficially 850,000 shares of Series B Convertible Preferred Stock, par value $.001 per share, of Buyer (the "PREFERRED SHARES"), free and clear of any Liens (other than any restrictions under the Securities Act and state securities Laws). Grupo is not a party to any agreement with any party other than Buyer that could require Grupo to sell, transfer, or otherwise dispose of any Preferred Shares.


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     5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to the Sellers and IUSA as follows:

     5.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and corporate authority to own, lease and operate its assets, properties and business and to carry on its business as now conducted. Buyer is qualified to transact business and is in good standing in each jurisdiction in which the nature of its business or location of its properties requires such qualification, except in those jurisdictions where the failure to be so qualified will not have a material adverse effect on its business or result in a material delay of the transactions contemplated by this Agreement.

     5.2 AUTHORIZATION OF TRANSACTION. Buyer has the corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, the performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly and validly authorized by the necessary action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by the Sellers and IUSA, constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and remedies generally.

     5.3 NON-CONTRAVENTION. Neither the execution and delivery of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, will: (a) conflict with or violate any provision of the Certificate of Incorporation, Bylaws and/or other charter documents of Buyer; (b) require on the part of Buyer any filing with, or any permit, authorization, consent or approval of, any foreign, United States federal or state court, arbitral tribunal, administrative agency or commission or other foreign, United States federal or state governmental or regulatory authority or agency (a "GOVERNMENTAL ENTITY"), other than federal securities filings; (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness or other arrangement to which Buyer is a party or by which Buyer is bound; or
(d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

     5.4 SECURITIES. The Note and the Shares have been duly authorized by all necessary corporate action on the party of Buyer and, when payment is made for the Shares in accordance with this Agreement, the Shares shall be validly issued, fully paid, and nonassessable and will be free of restrictions on transfers other than restrictions contained in this Agreement, the Stockholders Agreement, and under applicable state and federal securities laws.


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     6. ADDITIONAL COVENANTS.

     6.1 GENERAL. Each party will use its best efforts to take all actions and to do all things necessary, proper, or advisable to consummate, make effective, and comply with all of the terms of this Agreement and the transactions contemplated hereby (including satisfaction, but not waiver, of the Closing conditions set forth in SECTION 8).

     6.2 CANCELLATION OF PREFERRED SHARES. In partial consideration of the parties' mutual obligations hereunder, at the Closing, Grupo shall assign, transfer, convey and deliver to Buyer, and Buyer shall cancel all of Grupo's right, title and interest in and to the Preferred Shares.

     6.3 USE OF "TALON" NAME. Each Seller agrees that from and after the Closing Date, Buyer shall have the right, as between Buyer and the Sellers, to the exclusive use of the name "Talon" in any and all capacities, including as part of Buyer's or any of its subsidiary's name and in Buyer's business dealings, and neither the Sellers nor any of their respective affiliates or subsidiaries shall use in any manner, as a corporate or d.b.a. name or otherwise, any name which is or might be confused with "Talon." Notwithstanding the foregoing, Talon may continue to use "Talon" in its corporate name for a period of no more than 30 days following the Closing Date so long as Talon promptly files such documents and take such other actions following the Closing that are necessary to change its corporate name as soon as practicable following the Closing. Each of the Sellers agrees to cause each of their respective affiliates and subsidiaries to cease using the name "Talon" as contemplated by this SECTION 6.3.

     6.4 SALE OF REMAINING INVENTORY. The Sellers covenant and agree that from and after the closing, any inventory of Talon zippers and Talon zipper components of the Sellers set forth on SCHEDULE 1.1.4 and excluded from the Assets may not be replenished with additional inventory and may only be sold by the Sellers (a) to Buyer, (b) in a liquidation in which all of the remaining inventory is sold in one transaction, (c) on consignment with Buyer or (d) to a third party acceptable to Buyer.

     7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES, INDEMNITY; ESCROW.

     7.1 SURVIVAL. Each of the representations and warranties of the parties in SECTIONS 4 and 5 shall survive the Closing for a period of three years from the Closing, except that all representations and warranties made pursuant to SECTION
4.5 shall expire 30 days following expiration of the relevant statute of limitations, and all claims for losses based on intentional, fraudulent actions, misrepresentations or breaches shall never expire.

     7.2 INDEMNIFICATION BY SELLERS. The Sellers shall jointly and severally indemnify and hold harmless Buyer, and its officers, directors, stockholders, employees, agents, successors and assigns ("BUYER INDEMNIFIED PARTIES") from and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by them (hereinafter "BUYER LOSSES") arising out of or resulting from any of the following: (a) any breach of, or any inaccuracy in, any representation or warranty made by the Sellers in this Agreement or in any agreement, certificate or other document delivered hereunder; and (b) any


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breach of or default in any covenants or agreements made by the Sellers in this
Agreement or in any agreement, certificate or other document delivered hereunder.

     7.3 INDEMNIFICATION BY IUSA. IUSA shall indemnify and hold harmless Buyer, and its officers, directors, stockholders, employees, agents, successors and assigns from and against any and all Buyer Losses arising out of or resulting from any of the following: (a) any breach of, or any inaccuracy in, any representation or warranty made by IUSA in this Agreement or in any agreement, certificate or other document delivered hereunder; and (b) any breach of or default in any covenants or agreements made by IUSA in this Agreement or in any agreement, certificate or other document delivered hereunder.

     7.4 INDEMNIFICATION BY BUYER. Buyer shall indemnify and hold harmless each Seller and IUSA, and its officers, directors, stockholders, employees, agents, successors and assigns from and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by them arising out of or resulting from any of the following: (a) any breach of, or any inaccuracy in, any representation or warranty made by Buyer in this Agreement or in any agreement, certificate or other document delivered hereunder; and (b) any breach of or default in any covenants or agreements made by Buyer in this Agreement or in any agreement, certificate or other document delivered hereunder.

     7.5 ESCROW. At the Closing, the Escrow Consideration will be placed into escrow, which the Escrow Agreement will govern. The Escrow Consideration will be available to compensate the Buyer Indemnified Parties for Buyer Losses. The Buyer Indemnified Parties may not receive any assets from the escrow unless and until Officer's Certificates (as defined in the Escrow Agreement) identifying the relevant Buyer Losses, have been delivered to the escrow agent as provided in the Escrow Agreement.

     8. CONDITIONS TO CONSUMMATION OF ASSET PURCHASE.

     8.1 CONDITIONS TO BUYER'S OBLIGATIONS. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing Date of each and every one of the following conditions precedent, any one or more of which may be waived by Buyer in writing:

     8.1.1 (i) The representations and warranties of the Sellers contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made or given again at and as of the Closing Date, except for any representation or warranty expressly stated to have been made or given as of a specified date, which, at the Closing Date, shall be true and correct in all material respects as of the date expressly stated; and
(ii) the Sellers shall have performed and complied in all respects with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

     8.1.2 There shall be in force no claim, proceeding, action, order or decree by or before any Governmental Entity of competent jurisdiction restraining, enjoining, prohibiting, invalidating or otherwise preventing the consummation of the transactions contemplated hereby;

     8.1.3 The Sellers shall have made the closing deliveries contemplated by
SECTION 3.2 hereof;

     8.1.4 The Sellers shall have obtained and provided to Buyer all licenses, permits, consents, waivers, approvals, and authorizations of such third parties and Governmental Entities which are appropriate or necessary in the reasonable opinion of Buyer in connection with: (i) the execution and delivery of this Agreement; (ii) the consummation of the transactions contemplated hereby; and
(iii) the ownership by Buyer of the Assets; in each case in a form reasonably satisfactory to Buyer; and

     8.2 CONDITIONS TO THE SELLERS' OBLIGATIONS. The obligations of the Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing Date of each and every one of the following conditions precedent, any one or more of which may be waived by the
Sellers:

     8.2.1 (i) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made or given again at and as of the Closing Date, except for any representation or warranty expressly stated to have been made or given as of a specified date, which, at the Closing Date, shall be true and correct in all material respects as of the date expressly stated; and (ii) Buyer shall have performed and complied in all respects with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

     8.2.2 There shall be in force no claim, proceeding, action, order or decree by or before any Governmental Entity of competent jurisdiction restraining, enjoining, prohibiting, invalidating or otherwise preventing the consummation of the transactions contemplated hereby; and

     8.2.3 Buyer shall have made the closing deliveries contemplated by SECTION
3.3 hereof.

     9. TERMINATION.

     9.1 TERMINATION BY BUYER. Buyer may terminate this Agreement prior to the Closing by giving written notice to the Sellers if there has been a material violation or breach by the Sellers of any agreement, covenant, representation or warranty contained in this Agreement that has not been cured within five days after receipt of written notice thereof; or the Closing does not occur on or prior to DECEMBER 21, 2001, or such later date as may be agreed to in writing by the parties, provided that Buyer will not have caused such failure to close.

     9.2 TERMINATION BY THE SELLERS. The Seller, acting together, may terminate this Agreement prior to the Closing by giving written notice to Buyer if there has been a material violation or breach by Buyer of any agreement, covenant, representation or warranty contained in this Agreement that has not been cured within five days after receipt of written notice thereof; or the Closing does not occur on or prior to DECEMBER 21, 2001, or such later date as may be agreed to in writing by the parties, provided that each Seller will not have caused such failure to close.

     9.3 EFFECT OF TERMINATION. If this Agreement shall be terminated pursuant to this Section, all further obligations of the parties under this Agreement shall terminate without further liability or obligation of any party to any other party hereunder and this Agreement shall become void and of no further force or effect, except for the provisions of SECTION 7, this SECTION 9 and
SECTION 11. Nothing in this SECTION 9, however, shall be deemed to release any party hereto from any liability hereunder for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by the any other party of its obligations under this Agreement.

     10. RELEASE; TERMINATION OF EXISTING AGREEMENTS.

     10.1 RELEASE BY SELLERS.

     10.1.1 Effective as of and conditioned upon Closing, each Seller, on behalf of such Seller and each of such Seller's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns, hereby releases and forever discharges Buyer and each of its officers, directors, employees, agents, stockholders, controlling persons, representatives, affiliates, subsidiaries, successors-in-interest and assigns (individually, a "BUYER RELEASEE" and collectively, "BUYER RELEASEES") from any and all causes of action, claims, actions, rights, judgments, attorneys' fees, obligations, contracts, damages, promissory notes, demands, accountings or liabilities of whatever kind and character, whether now known or unknown, suspected or unsuspected, both at law and in equity, which such Seller or any of such Seller's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns now has, have ever had or may hereafter have against the respective Buyer Releasees arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date; PROVIDED, HOWEVER, that nothing contained herein will operate to release any obligations of Buyer arising under this Agreement or any other agreement or instrument entered into in connection with this Agreement.

     10.1.2 Each Seller agrees that each Buyer Releasee is a direct beneficiary with respect to this SECTION 10.1 and may enforce these provisions. Each Seller represents and warrants to the Buyer Releasees as of the date of this Agreement and as of the Closing Date that it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this SECTION 10.1, or authorized any other person or entity to assert any of these claims on its behalf.

     10.1.3 Each Seller agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any Buyer Releasee for any causes of action, claims, actions, rights, judgments, obligations, damages, promissory notes, demands, accountings or liabilities of whatever kind and character released and discharged by such party pursuant to this SECTION 10.1.

     10.2 RELEASE BY BUYER.

     10.2.1 Effective as of and conditioned upon Closing, Buyer, on behalf of Buyer and each of Buyer's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns, hereby releases and forever discharges the Sellers and each Seller's respective officers, directors, employees, agents, stockholders, controlling persons, representatives, affiliates, subsidiaries, successors-in-interest and assigns (individually, a "SELLER RELEASEE" and collectively, "SELLER RELEASEES") from any and all causes of action, claims, actions, rights, judgments, attorneys' fees, obligations, contracts, damages, promissory notes, demands, accountings or liabilities of whatever kind and character, whether now known or unknown, suspected or unsuspected, both at law and in equity, which Buyer or any of Buyer's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns now has, have ever had or may hereafter have against the respective Seller Releasees arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date; PROVIDED, HOWEVER, that nothing contained herein will operate to release any obligations of the Seller's arising under this Agreement or any other agreement or instrument entered into in connection with this Agreement.

     10.2.2 Buyer agrees that each Seller Releasee is a direct beneficiary with respect to this SECTION 10.2 and may enforce these provisions. Buyer represents and warrants to the Seller Releasees as of the date of this Agreement and as of the Closing Date that it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this SECTION 10.2, or authorized any other person or entity to assert any of these claims on its behalf.

     10.2.3 Buyer agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any Seller Releasee for any causes of action, claims, actions, rights, judgments, obligations, damages, promissory notes, demands, accountings or liabilities of whatever kind and character released and discharged by such party pursuant to this SECTION 10.2.

     10.3 MUTUAL RELEASE. It is the intention of the parties to this Agreement that this SECTION 10 shall be effective as a full and final accord and satisfaction and release of all of claims and judgments identified in this
SECTION 10. Each of the parities hereby acknowledges that it has read and is familiar with California Civil Code Section 1542 which states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Each of the parties does hereby expressly waive and relinquish all rights and benefits which it has or may have under California Civil Code Section 1542 (or any similar law of any country, state, territory or jurisdiction) to the fullest extent that it may lawfully waive such rights and benefits. In connection with the waiver and relinquishment set forth in this SECTION 10.3, each of the parties acknowledges that it is aware that it may hereafter discover facts in addition to and/or different from those now known or believed to be true with respect to the subject matter of this SECTION 10, but that notwithstanding that fact, it is their respective intention hereby to fully, finally, and forever release all of the claims released herein, known or unknown, suspected or unsuspected, which now exist, may in the future exist or heretofore have existed between each respective party, on the one hand, and those parties, persons and entities granted releases by it, on the other hand, and that in furtherance of such intention, the release given herein shall be and remain in effect as full and complete releases, notwithstanding the discovery or existence of any such additional or different facts.

     10.4 TERMINATION OF OTHER AGREEMENTS: Except for this Agreement and all agreements and other documents delivered in connection herewith, effective as of and conditional upon the Closing, all existing agreements by and between the parties, including, without limitation, that certain Exclusive Distribution Agreement, dated MARCH 24, 2000, by and among Buyer and the Sellers, shall terminate and be of no further force or effect.

     11. MISCELLANEOUS.

     11.1 GOVERNING LANGUAGE AND LAW. This Agreement is in the English language only, and all communications between the parties relative to this Agreement shall be conducted in the English language only. The Parties hereto hereby agree that this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California without reference to principles of conflict of laws.

     11.2 PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Buyer, except as may otherwise be required by law or stock exchange rule.

     11.3 SUBMISSION TO JURISDICTION AND VENUE IN LOS ANGELES COUNTY, CALIFORNIA. Solely for purposes of this Agreement and the transactions contemplated hereby, the parties to this Agreement each hereby agrees that any and all disputes, legal actions, suits, or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, whether legal or equitable in nature, or arising out of contract or tort claims, may be brought in any California or federal court located in Los Angeles County, State of California, United States of America. By their signature to this Agreement, each party, regardless of their residence, irrevocably submits to the jurisdiction of the courts located in Los Angeles County, State of California, United States of America, in any dispute, legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto acknowledges that it has freely agreed to so submit to jurisdiction and venue, and that without such agreement the courts located in Los Angeles County, State of California, United States of America might not otherwise have jurisdiction over such party.

     11.4 SERVICE OF PROCESS. Each party hereto agrees that service of any process, summons, notice or document by U.S. registered mail or the foreign equivalent of U.S. registered mail to such party's respective addresses set forth in this Agreement shall be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction in SECTION
11.3 or if otherwise made in accordance with applicable law.

     11.5 WAIVER OF CLAIM OF INDEMNITY AND INCONVENIENT FORUM. Each party hereto irrevocably waives all claim of immunity from jurisdiction, attachment and execution to which he or it might otherwise be entitled in any legal action or proceeding brought in any California or federal court located in Los Angeles County, State of California, United States of America, and further irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any dispute, legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby being brought in any federal or California court located in Los Angeles County, State of California, United States of America, and further hereby irrevocably waives any claim that any such dispute, legal action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     11.6 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, or sent by facsimile transmission or if mailed, five days after the date of mailing, as follows:

                   (a) IF TO BUYER, TO:

                       Tag-It Pacific, Inc.
                       21900 Burbank Boulevard, Suite 270
                       Woodland Hills, California 91367
                       Facsimile: (818) 444-4110
                       Attention: Colin Dyne

                       WITH A COPY TO:

                       Akin, Gump Strauss, Hauer & Feld, LLP
                       2029 Century Park East, Suite 2400
                       Los Angeles, California 90067
                       Facsimile: (310) 728-2233
                       Attention: Murray Markiles, Esq.

                   (b) IF TO ANY OF THE SELLERS OR IUSA, TO:

                       Grupo Industrial Cierres Ideal, S.A. de C.V.
                       Paseo de la Reforma Num. 2608 PH
                       Col. Lomas Altas
                       Mexico D.F., 11950
                       Facsimile: 525 5 261 88 93
                       Attention: Chief Executive Officer

Any party may, by notice given in accordance with this SECTION 11.6 to the other party, designate another address or person for receipt of notices hereunder.

     11.7 WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

     11.8 EXHIBITS AND SCHEDULES. The Exhibits and Schedules to this Agreement are a part of this Agreement as if set forth in full herein.

     11.9 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     11.10 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.11 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party shall recover all of such party's reasonable attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom.

     11.12 CURRENCY AND PAYMENT. All amounts payable hereunder shall be calculated and payable in United States Dollars.

     11.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute a single document.

     11.14 INTERPRETATION. In the event any claim is made by either party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of either party or its counsel.

     11.15 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules hereto) contains the entire agreement among the parties with respect to the purchase of the Divisions and the Assets and related transactions and supersedes all prior agreements, written or oral, with respect thereto.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                                    TAG-IT PACIFIC, INC.


                                    By             /S/ COLIN S. DYNE
                                            ------------------------------------
                                            Colin S. Dyne
                                            Chief Executive Officer


                                    GRUPO INDUSTRIAL CIERRES IDEAL, S.A. DE C.V.


                                    By:            /S/ JOSE BALLESTEROS ROJAS
                                            ------------------------------------
                                            Jose Ballesteros Rojas
                                            Chief Executive Officer


                                    TALON, INC.


                                    By:            /S/ JOSE BALLESTEROS ROJAS
                                            ------------------------------------
                                            Jose Ballesteros Rojas
                                            Chief Executive Officer


                                    INDUSTRIAS UNIDAS, S.A. DE C.V.


                                    By:            /S/ VICTOR BARREIO
                                            ------------------------------------
                                            Victor Barreiro
                                            Chief Executive Officer



                  [SIGNATURES TO THE ASSET PURCHASE AGREEMENT]



                                    Page 18